Exhibit 4.3

                                                                     EXECUTION




                       FORD CREDIT AUTO RECEIVABLES LLC

                                     Buyer


                                      and


                           FORD MOTOR CREDIT COMPANY

                                    Seller



                        RECEIVABLES PURCHASE AGREEMENT



                        Dated as of September 30, 1997






                               Table of Contents
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                                                                          Page
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Exhibit A                  Form of Assignment
Exhibit B                  Form of Opinion of Counsel
Exhibit C                  Form of Opinion of Counsel
Exhibit D                  Form of Reassignment

Schedule 1 - List of Accounts




         RECEIVABLES PURCHASE AGREEMENT, dated as of September 30, 1997, between FORD CREDIT AUTO RECEIVABLES LLC, a Delaware limited liability company, as Buyer, and FORD MOTOR CREDIT COMPANY, a Delaware corporation, as Seller.

                             W I T N E S S E T H :

         WHEREAS the Seller in the ordinary course of its business finances the purchase of floorplan inventory by automotive dealers thereby generating certain payment obligations under revolving credit account agreements established with such dealers;

         WHEREAS the Seller wishes to sell certain of such existing and future payment obligations generated under such accounts from time to time to the Buyer; and

         WHEREAS the Buyer desires to sell such payment obligations to the Ford Credit Auto Loan Master Trust II pursuant to a Pooling and Servicing Agreement, dated as of September 30, 1997 (as the same may from time to time be amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), among the Buyer, as transferor, the Seller, as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee").

         NOW THEREFORE, the parties hereto agree as follows:

                                  ARTICLE I.

                                  Definitions
                                  -----------

         Section 1.01. Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. In addition, the term "Agreement" means this Receivables Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

         Section 1.02. Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule, and Exhibit references are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (b) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                 ARTICLE II.

                           Conveyance of Receivables
                           -------------------------

         Section 2.01. Conveyance of Receivables. By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer on the first Closing Date, in the case of Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, all of its right, title and interest in, to and under the Receivables in each Account and all Related Security with respect thereto owned by the Seller at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan) and Recoveries thereof. Subject to
Article VI, as of each Business Day prior to the earlier of (x) the occurrence of an Early Amortization Event specified in Section 9.01(b), (c), (d), or (e) of the Pooling and Servicing Agreement and (y) the Trust Termination Date, on which Receivables are created in the Accounts (a "Transfer Date"), the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Buyer, all of its right, title and interest in, to and under the Receivables in each Account (other than any Receivables created in any Removal Accounts from and after the applicable Removal Date) and all Related Security with respect thereto owned by the Seller at the close of business on such Transfer Date and not theretofore conveyed to the Buyer, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan) and Recoveries thereof. The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Buyer of any obligation of the Master Servicer, the Seller, Ford, any Originator or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

         In connection with such sales, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 or any other applicable form (and continuation statements when applicable) naming the Seller as "seller" and the Buyer as "buyer" thereon with respect to the Receivables now existing and hereafter created for the sale of chattel paper (as defined in Section 9-105 of the UCC as in effect in any state where the Seller's or the Master Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Related Security to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the first Closing Date, in the case of Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts. In addition, the Seller shall cause to be timely filed in the appropriate filing office any form UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Buyer. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales. The parties hereto intend that the transfers of Receivables effected by this Agreement be sales.

         In connection with such sales, the Seller further agrees, at its own expense, on or prior to the first Closing Date, in the case of Initial Accounts, the applicable Addition Date, in the case of Additional Accounts, and the applicable Removal Date, in the case of Removal Accounts, (a) to indicate in its computer files that the Receivables created in connection with the Accounts (other than Removal Accounts) have been sold, and the Related Security assigned, to the Buyer pursuant to this Agreement and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries and (b) to deliver to the Buyer a computer file or microfiche or written list containing a true and complete list of all such Accounts (other than Removal Accounts) specifying for each such Account, as of the Cut-Off Date, in the case of Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (i) its account number and (ii) the aggregate amount of Principal Receivables in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removal Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

         In   consideration   for  the  sale  of   $8,942,603,070.65   of  the
Receivables, together with the Related Security, transferred to the Buyer on the first Closing Date, the Buyer shall pay to the Seller $566,350,000.00 in cash. The remaining $8,376,253,070.65 of Receivables, together with the Related Security, transferred to the Buyer on the first Closing Date is a capital contribution to the Buyer. Subject to Article VI, the purchase price for the Receivables sold by the Seller to the Buyer on each Addition Date and on each Transfer Date thereafter shall be a price agreed to by the Buyer and the Seller at the time of acquisition by the Buyer, which price shall not, in the opinion of the Buyer, be materially less favorable to the Buyer than prices for transactions of a generally similar character at the time of the acquisition taking into account the quality of such Receivables and other pertinent factors; provided that such consideration shall in any event not be less than reasonably equivalent value therefor.

         Section 2.02. Representations and Warranties of the Seller Relating to the Seller and the Agreement. The Seller hereby represents and warrants to the Buyer as of each Closing Date that:

         (a) Organization and Good Standing.  The Seller is a corporation duly
             ------------------------------
organized and validly existing and in good standing under the law of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

         (b) Due  Qualification.  The Seller is duly  qualified to do business
             ------------------
and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

         (c) Due  Authorization.  The execution and delivery of this Agreement
             ------------------
and the consummation of the transactions provided for or contemplated by this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

         (d) No Conflict.  The execution and delivery of this  Agreement,  the
             -----------
performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound.

         (e) No Violation.  The execution and delivery of this Agreement,  the
             ------------
performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof and thereof applicable to the Seller, will not conflict with or violate any material Requirements of Law applicable to the Seller.

         (f)  No  Proceedings.  There  are no  proceedings  or,  to  the  best
              ---------------
knowledge of the Seller, investigations, pending or threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement,
(iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any other applicable state, local or foreign jurisdiction's income, single business or franchise tax systems.

         (g) All Consents Required. All appraisals, authorizations,  consents,
             ---------------------
orders, approvals or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof or thereof, have been obtained.

         (h)  Enforceability.  This Agreement  constitutes a legal,  valid and
              --------------
binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (i) Record of Accounts.  As of the first Closing Date, in the case of
             ------------------
Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Date, in the case of Removal Accounts, Schedule 1 to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, the applicable Additional Cut-Off Date or the applicable Removal Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, such applicable Additional Cut-Off Date or such Removal Date, as the case may be.

         (j) Valid  Transfer.  This  Agreement  or, in the case of  Additional
             ---------------
Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Buyer of all right, title and interest of the Seller in the Receivables and the Related Security and the proceeds thereof. Upon the filing of the financing statements described in Section 2.01 with the Secretary of State of the State of Michigan and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property. Except as otherwise provided in the Pooling and Servicing Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Trust Assets.

         The representations and warranties set forth in this Section 2.02 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

         In the event of any breach of any of the representations and warranties set forth in this Section 2.02 and if, in connection therewith, the Buyer shall be obligated to purchase the Certificateholders' Interest pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall repurchase the Receivables and the Related Security and shall pay to the Buyer on the Business Day preceding the Distribution Date on which such purchase of the Certificateholders' Interest is to be made an amount equal to the purchase price for the Certificateholders' Interest as specified in the Pooling and Servicing Agreement. The obligation of the Seller to purchase the Receivables pursuant to this Section 2.02 shall constitute the sole remedy against the Seller respecting an event of the type specified in the first sentence of this
Section 2.02 available to the Buyer and to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders).

         Section 2.03. Representations and Warranties of the Seller Relating to the Receivables.

         (a) Representations and Warranties.  The Seller hereby represents and
             ------------------------------
warrants to the Buyer that:

              (i) Each Receivable and all Related Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to the Buyer free and clear of any Lien.

              (ii) With respect to each Receivable and all Related Security existing on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Related Security to the Buyer have been duly obtained, effected or given and are in full force and effect.

              (iii) On the Cut-Off Date and each Closing Date, each Initial Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and each subsequent Closing Date, each such Additional Account is an Eligible Account.

              (iv) On the first Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Buyer on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with Section 2.08.

         (b) Notice of Breach. The representations and warranties set forth in
             ----------------
this Section 2.03 shall survive the transfer and assignment of the Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 2.03, the party discovering such breach shall give prompt written notice to the other party.

         (c)  Repurchase.  In the event any  representation  or warranty under
              ----------
Section 2.03(a) is not true and correct as of the date specified therein with respect to any Receivable or Account and the Buyer is, in connection therewith, required to purchase such Receivable or all Receivables in such Account pursuant to Section 2.04(c) of the Pooling and Servicing Agreement, then, within 30 days (or such longer period as may be agreed to by the Buyer) of the earlier to occur of the discovery of any such event by the Seller or the Buyer, or receipt by the Seller or the Buyer of written notice of any such event given by the Trustee or any Enhancement Providers, the Seller shall repurchase the Receivable or Receivables of which the Buyer is required to accept reassignment pursuant to the Pooling and Servicing Agreement on the Business Day preceding the Determination Date on which such reassignment is to occur.

         The Seller shall purchase each such Receivable by making a payment to the Buyer in immediately available funds on the Business Day preceding the Distribution Date on which such reassignment is to occur in an amount equal to the Purchase Price for such Receivable. Upon payment of the Purchase Price, the Buyer shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Receivable, all Related Security and all monies due or to become due with respect thereto and all proceeds thereof. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section. The obligation of the Seller to repurchase any such Receivable shall constitute the sole remedy respecting the event giving rise to such obligation available to the Buyer and to the Certificateholders (or the Trustee on behalf of Certificateholders).

         Section 2.04. Addition of Accounts. (a) The Seller may from time to time offer to voluntarily designate additional Eligible Accounts to be included as Accounts, subject to the conditions specified in paragraph (b) below. If any such offer is accepted by the Buyer, Receivables and the Related Security from such Additional Accounts shall be sold to the Buyer effective on a date (the "Addition Date") specified in a written notice provided by the Seller (or the Master Servicer on its behalf) to the Buyer and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition Notice") on or before the fifth Business Day but not more than the 30th day prior to the related Addition Date (the "Notice Date").

         (b) The Seller shall be permitted to convey to the Buyer the Receivables and all Related Security related thereto in any Additional Accounts designated by the Seller as such pursuant to Section 2.04(a) only upon satisfaction of each of the following conditions on or prior to the related Addition Date; provided, however, conditions (vi), (viii) and (ix) below shall be inapplicable to Accounts designated by the Buyer as Automatic Additional Accounts under Section 2.05(b)(ii) of the Pooling and Servicing
Agreement:

              (i) The Seller shall provide the Buyer and any Enhancement Providers with a timely Addition Notice.

              (ii) Such Additional Accounts shall all be Eligible Accounts.

              (iii) The Seller shall have delivered to the Buyer a duly executed written assignment (including an acceptance by the Buyer) in substantially the form of Exhibit A (the "Assignment") and the computer file or microfiche or written list required to be delivered pursuant to Section 2.01.

              (iv) The Seller shall have delivered to the Buyer for deposit in
         the  Collection   Account  all  Collections   with  respect  to  such
         Additional Accounts since the Additional Cut-Off Date.

              (v) (A) No selection procedures believed by the Seller to be adverse to the interests of the Buyer or the Beneficiaries were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (C) as of each of the Notice Date and the Addition Date, neither the Seller, the Buyer nor the Master Servicer are insolvent nor will have been made insolvent by such transfer nor are aware of any pending insolvency.

              (vi) The Rating Agency Condition shall have been satisfied with respect to such addition.

              (vii) The addition of the Receivables arising in such Additional Accounts shall not result in the occurrence of an Early Amortization Event.

              (viii) The Seller shall have delivered to the Buyer and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii) through (vii) above.

              (ix) On or before each Addition Date, the Seller shall deliver to the Buyer and any Enhancement Providers an Opinion of Counsel for the Seller with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit B.

         (c) The Seller hereby represents and warrants as of the applicable Addition Date as to the matters set forth in Section 2.04(b)(v). The representations and warranties set forth in Section 2.04(b)(v) shall survive the sale and assignment of the respective Receivables and the Related Security to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other party and to any Enhancement Providers.

         (d) At least 20 days prior to each Addition Date in respect of the designation of any Additional Accounts pursuant to this Section 2.04, the Seller shall have given written notice of such designation to the Rating Agencies.

         Section 2.05. Covenants of the Seller. The Seller hereby covenants that:

         (a) No Liens. Except for the conveyances  hereunder,  the Seller will
             --------
not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or any Related Security, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Buyer and the Trust in, to and under the Receivables and the Related Security, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

         (b) Floorplan Financing  Agreements and Guidelines.  The Seller shall
             ----------------------------------------------
comply with and perform its master servicing obligations with respect to the Accounts and Receivables in accordance with the applicable Floorplan Financing Agreements relating to the Accounts and the applicable Floorplan Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Buyer, Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, the Seller, in its capacity of Master Servicer, may change the terms and provisions of the Floorplan Financing Agreement or the Floorplan Financing Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge assessed thereon) only if such change would be permitted pursuant to Section 3.01(d) of the Pooling and Servicing Agreement.

         (c) Account  Allocations.  In the event that the Seller is unable for
             --------------------
any reason to transfer Receivables to the Buyer, then the Seller agrees that it shall allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of the Pooling and Servicing Agreement. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Buyer and by the Buyer to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Buyer and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.

         (d) Delivery of  Collections.  In the event that the Seller  receives
             ------------------------
Collections, the Seller agrees to pay the Master Servicer or any Successor Master Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after the receipt by the Seller thereof.

         (e)  Notice of  Liens.  The  Seller  shall  notify  the Buyer and the
              ----------------
Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder or under the Pooling and Servicing Agreement.

         (f)  Compliance  with Law. The Seller  hereby agrees to comply in all
              --------------------
material respects with all Requirements of Law applicable to the Seller.

         Section 2.06. Removal of Eligible Accounts. (a) On each Determination Date on which Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, are removed from the Trust pursuant to Section 2.07 of the Pooling and Servicing
Agreement, the Buyer shall be deemed to have offered to the Seller automatically and without notice to or action by or on behalf of the Buyer, the right to remove Eligible Accounts from the operation of this Agreement in the manner prescribed in Section 2.06(b).

         (b) To accept such offer and remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust with respect to such Accounts, the Seller (or the Master Servicer on its behalf) shall take the following actions and make the following determinations:

              (i) not less than five Business Days prior to the Removal Date, furnish to the Buyer, the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of the Receivables of one or more Accounts (the "Removal Accounts") will occur (a "Removal Date");

              (ii) from and after such Removal Date, cease to transfer to the Buyer any and all Receivables arising in such Removal Accounts;

              (iii) represent and warrant that the removal of any such Eligible Account on any Removal Date shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

              (iv) represent and warrant that no selection procedures believed by the Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed; and

              (v) on or before the fifth Business Day after the Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removal Accounts that were removed on the Removal Date, specifying for each Removal Accounts as of the date of the Removal Notice its number, the aggregate amount outstanding in such Removal Accounts and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removal Accounts is true and complete in all material respects.

         (c) Subject to Section 2.06(b), on the Removal Date with respect to any such Removal Accounts, such Removal Accounts shall be deemed removed by operation of this Agreement for all purposes. After the Removal Date and upon the written request of the Master Servicer, the Buyer shall deliver to the Seller a reassignment in substantially the form of Exhibit D (the "Reassignment").

         Section 2.07. Removal of Ineligible Accounts. (a) On the fifth Business Day after any date on which an Account becomes an Ineligible Account (such fifth Business Day shall be deemed to be the Removal Date) the Seller shall commence removal of the Receivables of such Ineligible Account in the manner prescribed in Section 2.07(b).

         (b) With respect to each Account that becomes an Ineligible Account, the Seller (or the Master Servicer on its behalf) shall take the following actions and make the following determinations:

              (i) furnish to the Buyer, the Trustee, any Agent and any Enhancement Providers a Removal Notice specifying the Removal Date and the Ineligible Accounts to be removed;

              (ii) from and after such Removal Date, cease to transfer to the Buyer any and all Receivables arising in such Removal Accounts; and

              (iii) within five Business  Days after the Removal  Date,  amend
         Schedule 1 by delivering to the Trustee a computer file or microfiche or written list containing a true and complete list of the Removal Accounts specifying for each such Account, as of the Removal Date, its account number and the aggregate amount of Receivables outstanding in such Account.

         (c) On the Removal Date with respect to any such Account to be removed, the Seller shall cease to allocate any Collections therefor in accordance herewith and such Account shall be deemed a Removal Account. After the Removal Date and upon the written request of the Master Servicer, the Buyer shall deliver to the Seller a Reassignment.

         Section 2.08. Sale of Ineligible Receivables. The Seller shall sell to the Buyer on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables, provided that on the Cut-Off Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.

                                 ARTICLE III.

                         Administration and Servicing
                                of Receivables
                                --------------

         Section 3.01. Acceptance of Appointment and Other Matters Relating to the Master Servicer. (a) The Seller agrees to act as the Master Servicer under this Agreement and the Pooling and Servicing Agreement, and the Buyer consents to the Seller acting as the Master Servicer. The Seller will have ultimate responsibility for servicing, managing and making collections on the Receivables and will have the authority to make any management decisions relating to such Receivables, to the extent such authority is granted to the Master Servicer under this Agreement and the Pooling and Servicing Agreement.

         (b) The Master Servicer shall service and administer the Receivables in accordance with the provisions of the Pooling and Servicing Agreement.

         Section 3.02. Servicing Compensation. As full compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement, the Master Servicer shall be entitled to receive the Servicing Fee on each Distribution Date. The Servicing Fee shall be paid in accordance with the terms of the Pooling and Servicing Agreement.

                                 ARTICLE IV.

                       Rights of Certificateholders and
                   Allocation and Application of Collections
                   -----------------------------------------

         Section 4.01. Allocations and Applications of Collections and Other Funds. The Master Servicer will apply all Collections with respect to the Receivables and all funds on deposit in the Collection Account as described in
Article IV of the Pooling and Servicing Agreement.

                                  ARTICLE V.

                            Other Matters Relating
                                 to the Seller
                                 -------------

         Section 5.01. Merger or Consolidation of, or Assumption, of the Obligations of the Seller. The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

         (a) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Seller is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Seller hereunder; and

         (b) the Seller has delivered to the Buyer and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 5.02. Seller Indemnification of the Buyer. The Seller shall indemnify and hold harmless the Buyer, from and against any loss, liability, expense, claim, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Seller pursuant to this Agreement arising out of or based on the arrangement created by this Agreement and the activities of the Seller taken pursuant thereto, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Seller shall not indemnify the Buyer if such acts, omissions or alleged acts or omissions constitute fraud, gross negligence or wilful misconduct by the Buyer; and provided further, that the Seller shall not indemnify the Buyer for any liabilities, cost or expense of the Buyer with respect to any Federal, state or local income or franchise taxes or the Michigan Single Business tax (or any interest or penalties with respect thereto) required to be paid by the Buyer in connection herewith to any taxing authority. Any indemnification under this Article V shall survive the termination of the Agreement.

                                 ARTICLE VI.

                                  Termination
                                  -----------

         This Agreement will terminate immediately after the Trust terminates pursuant to the Pooling and Servicing Agreement. In addition, the Buyer shall not purchase Receivables nor shall the Seller designate Additional Accounts if the Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or relating to all or substantially all of its property (an "Involuntary Case") and such Involuntary Case shall have continued for a period of ten Business Days from and including the day of receipt by the Seller at its principal corporate office of notice of such Involuntary Case; provided, that during such ten Business Day period, the Buyer shall suspend its purchase of Receivables and shall hold all Collections of Principal Receivables that would have been available to purchase Receivables in the Collection Account and (a) if by the first Business Day after such ten Business Day period, the Buyer has not obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables by the Seller to the Buyer and which provided that the Buyer and any of its transferees (including the Trustee) may rely on such order for the validity and nonavoidance of such transfer (the "Order"), the Buyer shall hold such Collections in the Collection Account until such time as they may be paid as elsewhere provided herein and shall not purchase Receivables thereafter or designate Additional Accounts for transfer to the Buyer, or (b) if by such first Business Day, the Buyer has obtained such Order, the Seller may continue selling Receivables, and the Buyer may continue purchasing Receivables, pursuant to the terms hereof, as modified by the immediately succeeding sentence. During the period after the ten Business Day period described above and before the end of the 60-day period described below, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement to the contrary, shall be paid to the Seller by the Buyer in cash not later than the same Business Day of any sale of Receivables. During such period, Receivables will be considered transferred to the Buyer only to the extent that the purchase price therefor has been paid in cash on the same Business Day. If an Order is obtained but subsequently is reversed or rescinded or expires, the Seller shall immediately cease selling Receivables to the Buyer and the Buyer shall immediately cease buying Receivables. The Seller shall give prompt written notice to each of the Buyer and the Trustee immediately upon becoming a party to an Involuntary
Case. If by the first Business Day after the 60-day period after such involuntary filing, such Involuntary Case has not been dismissed, the Buyer shall not purchase thereafter Receivables or designated Additional Accounts for transfer to the Issuer.

                                 ARTICLE VII.

                           Intercreditor Provisions
                           ------------------------

         With respect to a Dealer which is the obligor under Receivables that have been or will be sold to the Buyer hereunder, the Seller may be or become a lender to such Dealer under an agreement or arrangement (a "Nonfloorplan Agreement") other than a Floorplan Financing Agreement pursuant to which the Seller (either directly, or as assignee of PRIMUS or other Originator of the Account) has been granted a security interest in the same collateral (the "Common Collateral") in which the Floorplan Financing Agreement for such Dealer creates a security interest, which Common Collateral may include the same Vehicle (the "Common Vehicle Collateral") in which such Floorplan Financing Agreement creates a security interest. The Common Collateral other than the related Common Vehicle Collateral is referred to herein as the "Common Non-Vehicle Collateral". The Seller agrees that with respect to each Receivable of each such Dealer (i) the security interest in such Common Vehicle Collateral granted to the Seller pursuant to any Nonfloorplan Agreement is junior and subordinate to the security interest created by the related Floorplan Financing Agreement, (ii) the Seller has no legal right to realize upon such Common Vehicle Collateral or exercise its rights under the Nonfloorplan Agreement in any manner that is materially adverse to the Buyer or the Trust and the Certificateholders in respect of the Common Vehicle Collateral until all required payments in respect of such Receivable under the Floorplan Financing Agreement have been paid, and (iii) in realizing upon such Common Vehicle Collateral, neither the Buyer nor the Trust shall have any obligation to protect or preserve the rights of the Seller in such Common Vehicle Collateral. The Buyer agrees that with respect each Receivable of each such Dealer (i) the security interest in such Common Non-Vehicle Collateral created by the Floorplan Financing Agreement and hereby assigned to the Buyer is junior and subordinate to the security interest therein created by the Nonfloorplan Agreement, (ii) the Buyer has no legal right to realize upon such Common Non-Vehicle Collateral or exercise its rights under the Floorplan Financing Agreement in any manner that is materially adverse to the Seller until all required payments in respect of the obligation created or secured by the Nonfloorplan Agreement have been made, and (iii) in realizing on such Common Non-Vehicle Collateral, the Seller shall not be obligated to protect or preserve the rights of the Buyer or the Trust in such Common Non-Vehicle Collateral. The Pooling and Servicing Agreement shall provide that the Trust is subject to the preceding sentence. If the Seller in any manner assigns or transfers any rights under, or any obligation evidenced or secured by, a Nonfloorplan Agreement, the Seller shall make such assignment or transfer subject to the provisions of this Article VII and shall require such assignee or transferee to acknowledge that it takes such assignment or transfer subject to the provisions of this Article VII and to agree that it will require the same acknowledgment from any subsequent assignee or transferee.

                                ARTICLE VIII.

                           Miscellaneous Provisions
                           ------------------------

         Section 8.01. Amendment. (a) This Agreement may be amended from time to time by the Seller and the Buyer; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Seller addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder. The absence of such material adverse effect may be evidenced by (i) a certificate from each applicable Rating Agency that the ratings then in effect with respect to the affected Investor Certificates has not been reduced, suspended or withdrawn or (ii) an Opinion of Counsel for the Seller, addressed and delivered to the Trustee.

         (b) This Agreement may also be amended from time to time by the Buyer and Seller with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all materially adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Seller; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed with the amount available under any Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholders without the consent of each affected Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Certificateholder or (iv) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. Any amendment to be effected pursuant to this paragraph shall be deemed to materially adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Seller, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Investor Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

         (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Seller shall furnish notification of the substance of such amendment to each Investor Certificateholder, each Enhancement Provider, each Agent and each Rating Agency.

         (d) It shall not be necessary for the consent of Investor Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

         Section 8.02. Protection of Right, Title and Interest to Receivables.
(a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Buyer's right, title and interest to the Receivables and Related Security relating thereto to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 8.02(a).

         (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 8.02(a) seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of Michigan (or, if applicable, the corresponding Section of the UCC as may be in effect in such other jurisdiction where the Seller's Chief Executive Officers or books or records relating to the Receivables are located), the Seller shall give the Buyer and any Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof.

         (c) The Seller will give the Buyer prompt written notice of any relocation of any office at which it keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Buyer's security interest in the Receivables and the proceeds thereof. The Seller will at all times maintain its principal executive officer within the United States of America.

         (d) The Seller will deliver to the Buyer: (i) upon the execution and delivery of each amendment of this Agreement, an Opinion of Counsel to the effect specified in Exhibit B; (ii) on each Addition Date on which any Additional Accounts are to be included as the Accounts pursuant to Section
2.04 hereof, an Opinion of Counsel substantially in the form of Exhibit C; and
(iii) on or before April 30 of each year, beginning with April 30, 1998, an Opinion of Counsel dated as of a date during such 90-day period, substantially in the form of Exhibit C.

         Section 8.03. Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of the Buyer hereunder shall not be recourse to the Buyer (or any person or organization acting on behalf of the Buyer or any affiliate, officer or director of the Buyer), other than to (a) the portion of the Transferor's Interest on any date of determination which is in excess of the Required Participation Amount and (b) any other assets of the Buyer not pledged to third parties or otherwise encumbered in a manner permitted by the Buyer's Certificate of Incorporation; provided, however, that any payment by the Buyer made in accordance with this Section 8.03 shall be made only after payment in full of any amounts that the Seller is obligated to deposit in the Collection Account pursuant to this Agreement; provided further that the Investor Certificateholders shall be entitled to the benefits of the subordination of the Collections allocable to the Transferor's Interest to the extent provided in the Supplements.

         Section 8.04. No Petition. The Seller hereby covenants and agrees that it will not at any time institute against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

         Section 8.05. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.06. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to the parties at such addresses specified in the Pooling and Servicing Agreement.

         Section 8.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

         Section 8.08. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by the Seller without the prior consent of the Buyer and the Trustee. The Buyer may assign its rights, remedies, powers and privileges under this Agreement to the Trust pursuant to the Pooling and Servicing Agreement.

         Section 8.09. Further Assurances. The Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Buyer more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 8.10. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 8.11. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 8.12. Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

         Section 8.13. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

         Section 8.14. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.



         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                FORD CREDIT AUTO RECEIVABLES LLC,
                                    Buyer,



                                By________________________________________
                                     Name:
                                    Title:



                                FORD MOTOR CREDIT COMPANY,
                                    Seller,



                                By________________________________________
                                     Name:
                                    Title:



EXHIBIT A
                                                                        TO RPA

           FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                         (As required by Section 2.04
                    of the Receivables Purchase Agreement)

         ASSIGNMENT No.   OF RECEIVABLES IN  ADDITIONAL  ACCOUNTS  dated as of
                , , among FORD CREDIT AUTO RECEIVABLES LLC, as buyer (the "Buyer"), and FORD MOTOR CREDIT COMPANY, as seller (the "Seller"), pursuant to the Receivables Purchase Agreement referred to below.

                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS the Seller and the Buyer are parties to a Receivables Purchase Agreement dated as of ___________, 19__ (as amended or supplemented, the "Receivables Purchase Agreement"):

         WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and Related Security of such Additional Accounts, whether now existing or hereafter created, to the Buyer as part of the corpus of the Trust (as each such term is defined in the Receivables Purchase Agreement); and

         WHEREAS  the  Buyer  is  willing  to  accept  such   designation  and
conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

         1. Defined Terms.  All  capitalized  terms used herein shall have the
            -------------
meanings ascribed to them in the Receivables Purchase Agreement unless otherwise defined here i n

         "Addition Date" shall mean,  with respect to the Additional  Accounts
          -------------
designated hereby, __________, 19__.

         2.  Designation of Additional  Accounts.  The Seller hereby  delivers
             -----------------------------------
herewith a computer file or microfiche or written list containing a true and complete list of all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate amount of Principal Receivables in such Account. Such file or list shall, as of the date of this Assignment, supplement Schedule 1 to the Receivables Purchase Agreement.

         3.  Conveyance  of  Receivables.  (a) The Seller  does  hereby  sell,
             ---------------------------
transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Receivables Purchase Agreement), to the Buyer, on the Addition Date all of its right, title and interest in, to and under the Receivables in such Additional Accounts and all Related Security with respect thereto, owned by the Seller and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time, all monies due or to become due and all amounts received with respect thereto and all proceeds (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Michigan) and Recoveries thereof. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by the Buyer of any obligation of the Master Servicer, the Seller, Ford or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Dealers.

         (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of chattel paper (as defined in Section 9-105 of the UCC as in effect in any state where the Seller's or the Master Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Related Security to the Buyer, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Buyer on or prior to the Addition Date. In addition, the Seller shall cause to be timely filed in the appropriate filing office any form UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Seller. The Buyer shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sale. The parties hereto intend that the sales of Receivables effected by this Agreement be sales.

         (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Addition Date, to indicate in its computer files that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Related Security assigned to the Buyer pursuant to this Assignment and sold to the Trust pursuant to the Pooling and Servicing Agreement for the benefit of the Certificateholders and the other Beneficiaries.

         4. Acceptance by Buyer. Subject to the satisfaction of the conditions
            -------------------
set forth in Section 6 of this Assignment, the Buyer hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the Buyer pursuant to Section 3(a) of this Assignment. The Buyer further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to the Buyer the computer file or microfiche or written list relating to the Additional Accounts described in Section 2 of this Assignment.

         5.  Representations  and Warranties of the Seller.  The Seller hereby
             ----------------------------------------------
represents and warrants to the Buyer, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

         (a) Legal, Valid and Binding Obligation.  This Assignment constitutes
             -----------------------------------
a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

         (b) Organization and Good Standing.  The Seller is a corporation duly
             ------------------------------
organized and validly existing and in good standing under the law of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment;

         (c) Due  Qualification.  The Seller is duly  qualified to do business
             ------------------
and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder;

         (d) Eligible  Accounts.  Each Additional Account designated hereby is
             ------------------
an Eligible Account;

         (e) Selection  Procedures.  No selection  procedures  believed by the
             ---------------------
Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Additional Accounts designated hereby;

         (f)  Insolvency.  As of the Notice Date and the  Addition  Date,  the
              ----------
Seller is not insolvent nor, after giving effect to the conveyance set forth in Section 3 of this Assignment, will it have been made insolvent, nor is it aware of any pending insolvency;

         (g)  Valid  Transfer.  This  Assignment  constitutes  a  valid  sale,
              ---------------
transfer and assignment to the Buyer of all right, title and interest of the Seller in the Receivables and the Related Security and the proceeds thereof and upon the filing of the financing statements described in Section 3 of this Assignment with the Secretary of State of the State of Michigan and other applicable states and, in the case of the Receivables and the Related Security hereafter created and the proceeds thereof, upon the creation thereof, the Buyer shall have a first priority perfected ownership interest in such property;

         (h) Due Authorization.  The execution and delivery of this Assignment
             -----------------
and the consummation of the transactions provided for or contemplated by this Assignment have been duly authorized by the Seller by all necessary corporate action on the part of the Seller;

         (i) No Conflict.  The execution and delivery of this Assignment,  the
             -----------
performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties are bound;

         (j) No Violation.  The  execution and delivery of this  Assignment by
             ------------
the Seller, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with or violate any material Requirements of Law applicable to the Seller;

         (k)  No  Proceedings.  There  are no  proceedings  or,  to  the  best
              ---------------
knowledge of the Seller, investigations pending or threatened against the Seller before any Governmental Authority (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income, single business or franchise tax systems;

         (l) Record of Accounts.  As of the Addition Date,  Schedule 1 to this
             ------------------
Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date;

         (m) No Liens.  Each Receivable and all Related  Security  existing on
             --------
the Addition Date has been conveyed to the Buyer free and clear of any Lien;

         (n) All Consents  Required.  With respect to each  Receivable and all
             ----------------------
Related Security existing on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable or Related Security to the Trust, the execution and delivery of this Assignment and the performance of the transactions contemplated hereby have been duly obtained, effected or given and are in full force and effect; and

         (o)  Eligible  Receivables.  On the  Additional  Cut-Off  Date,  each
              ---------------------
Receivable conveyed to the Trust as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Buyer in accordance with Section 2.08 of the Receivables Purchase Agreement.

         6. Conditions  Precedent.  The acceptance of the Trustee set forth in
            ---------------------
Section 4 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

         (a) Representations  and Warranties.  Each of the representations and
             -------------------------------
warranties made by the Seller in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

         (b) Agreement. Each of the conditions set forth in Section 2.04(b) of
             ---------
the Receivables  Purchase Agreement (other than Sections 2.04 (vi), (viii) and
(ix) in the case of Automatic Additional Accounts designated by the Seller pursuant to Section 2.05 (b)(ii) of the Pooling and Servicing Agreement) applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and

         (c)  Addition  Information.  The Seller  shall have  delivered to the
              ---------------------
Buyer such information as was reasonably requested by the Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in
Section 5(d) of this Assignment.

         7. Ratification of Agreement. As supplemented by this Assignment, the
            -------------------------
Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

         8.  Counterparts.  This  Assignment  may be  executed  in two or more
             ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument

         9.  GOVERNING LAW. THIS  ASSIGNMENT  SHALL BE CONSTRUED IN ACCORDANCE
             -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



         IN WITNESS WHEREOF, the Seller and the Buyer have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                 FORD CREDIT AUTO RECEIVABLES
                                 LLC, as Buyer,


                                 By:______________________________________
                                    Name:
                                    Title:


                                 FORD MOTOR CREDIT COMPANY, as
                                 Seller,


                                 By:______________________________________
                                    Name:
                                    Title:



                                                                     EXHIBIT B
                                                                        TO RPA

                          FORM OF OPINION OF COUNSEL

                      (As required by Section 8.02(d)(i)
                      ----------------------------------
                    of the Receivables Purchase Agreement)
                    --------------------------------------


         (a) The Amendment to the Receivables Purchase Agreement, attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Seller's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) The Amendment has been entered into in accordance with the terms and provisions of Section 7.01 of the Receivables Purchase Agreement.

         (c) The Amendment will not adversely affect in any material respect the interests of the Investor Certificateholders. [Include this clause (iii) only in the case of amendments effected pursuant to Section 8.01(a) of the Receivables Purchase Agreement.]



                                                                     EXHIBIT C
                                                                        TO RPA


                          FORM OF OPINION OF COUNSEL

             Provisions to be Included in Opinion of Counsel to be
             -----------------------------------------------------
           Delivered Pursuant to Section 8.02(d)(ii) or (iii) of the
           ---------------------------------------------------------
                        Receivables Purchase Agreement*
                        -------------------------------

         The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel to Ford Motor Credit Company (the "Seller"), delivered on any Closing Date. Capitalized terms used but not defined herein are used as defined in the Receivables Purchase Agreement, dated as of ______________, 1997 (the "Receivables Purchase Agreement"), between Ford Credit Auto Receivables LLC, as buyer (the "Buyer") and the Seller.

         [(a) The Assignment has been duly authorized, executed and delivered by the Seller, and constitutes the valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.]

         (b) Assuming the Receivables [in the Additional Accounts] are created under, and are evidenced solely by, Floorplan Financing Agreements, such Receivables will constitute "chattel paper" as defined under Section 9-105 of the UCC.

         (c) With respect to Receivables [in the Additional Accounts] in existence on the date hereof and with respect to Receivables in the Additional Accounts] that come into existence after the date hereof, upon the creation of such Receivables and the subsequent transfer of such Receivables to the Buyer free and clear of any Liens in accordance with the Receivables Purchase
Agreement and receipt by the Seller of the consideration therefor required pursuant to the Receivables Purchase Agreement, a bankruptcy court having jurisdiction over the Seller (i) would not be entitled to compel the turnover of such Receivables or the proceeds thereof to the Seller under Section 542 of the Bankruptcy Code and (ii) would not be entitled to treat such Receivables or the proceeds thereof as assets included in the estate of the Seller pursuant to Section 541 of the Bankruptcy Code or subject to the automatic stay provision of Section 362(a) of the Bankruptcy Code.


_______________


* Include bracketed language only in the case of additions of Accounts effected pursuant to Section 2.04 of the Receivables Purchase Agreement.



                                                                     EXHIBIT D
                                                                        TO RPA


            FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVAL ACCOUNTS
                (As required by Section 2.06 of the Receivables
                     Purchase Agreement referred to below)

                                        REASSIGNMENT NO. OF RECEIVABLES, dated
                                   as of          ,      , by and between FORD
                                   CREDIT AUTO RECEIVABLES  LLC, as buyer (the
                                   "Buyer"), and FORD MOTOR CREDIT COMPANY, as seller (the "Seller"), pursuant to the Receivables Purchase Agreement referred to below.

                                  WITNESSETH:

         WHEREAS the Seller and the Buyer are parties to the Receivables Purchase Agreement dated as of ___________, 1997 (as amended or supplemented, the "Receivable Purchase Agreement");

         WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller wishes to remove all Receivables from certain Accounts and the Related Security thereof (the "Removal Accounts") and to cause the Buyer to reconvey the Receivables of such Removal Accounts and such Related Security, whether now existing or hereafter created, and all amounts currently held by the Buyer or thereafter received by the Trust in respect of such Removal Accounts, from the Buyer to the Seller (as each such term is defined in the Receivables Purchase Agreement); and

         WHEREAS the Buyer is willing to accept such removal and to reconvey the Receivables in the Removal Accounts, such Related Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

         NOW, THEREFORE, the Seller and the Buyer hereby agree as follows:

         1. Defined Terms.  All terms defined in the Agreement and used herein
            -------------
shall have such defined meanings when used herein, unless otherwise defined herein.

         "Removal  Date" shall  mean,  with  respect to the  Removal  Accounts
          -------------
designated hereby,_____________________, _______________.

         2. Notice of Removal  Accounts.  (a) Not less than five Business Days
            ---------------------------
prior to the Removal Date, the Seller shall furnish to the Buyer, any Agent, any Enhancement Providers and the Rating Agencies a written notice specifying the Determination Date (which may be the Determination Date on which such notice is given) on which removal of the Receivables of one or more Accounts will occur, such date being a Removal Date.

         (b) On or before the fifth business day after the Removal Date, the Seller shall furnish to the Trustee a computer file, microfiche list or other list of the Removal Accounts that were removed on the Removal Date, specifying for each Removal Accounts as of the date of the Removal Notice its number, the aggregate amount outstanding in such Removal Accounts and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removal Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Receivables Purchase Agreement.

         3. Conveyance of Receivables and Accounts. (a) The Buyer does hereby transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removal Accounts designated hereby, all Related Security thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Michigan and Recoveries) thereof relating thereto.

         (b) If requested by the Seller, in connection with such transfer, the Buyer agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Related Security thereof in the Removal Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Related Security) evidencing the release by the Trust of its lien on the Receivables in the Removal Accounts and the Related Security, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

         4. Acceptance by Buyer. The Buyer hereby  acknowledges that, prior to
            -------------------
or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to the Buyer the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

         5.  Representations  and Warranties of the Seller.  The Seller hereby
             ---------------------------------------------
represents and warrants to the Buyer as of the date of this Reassignment and as of the Removal Date:

         (a)  Legal,   Valid  and  Binding   Obligation.   This   Reassignment
              -----------------------------------------
constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

         (b) No Early  Amortization  Event. The removal of the Accounts hereby
             -----------------------------
removed shall not, in the reasonable belief of the Seller, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Participation Amount;

         (c) Selection  Procedures.  No selection  procedures  believed by the
             ---------------------
Seller to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed; and

         (d) True and Complete List. The list of Removal Accounts described in
             ----------------------
Section 2(b) of this Assignment is, as of the Removal Date, true and complete in all material respects.

provided, however, that in the event that the removal on such Removal Date relates solely to Ineligible Accounts, the Seller shall be deemed to make only the representations and warranties contained in paragraph 5(a) above.

         6. Condition  Precedent.  In addition to the conditions precedent set
            --------------------
forth in Section 2.06 of the Receivables Purchase Agreement, the obligation of the Buyer to execute and deliver this Reassignment is subject to the Seller having delivered on or prior to the Removal Date to the Buyer, any Agent, and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.06 of the Agreement for removing such Accounts and reconveying the Receivables of such Removal Accounts and the Related Security, whether existing at the close of business on the Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (ii) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Date. The Buyer may conclusively rely on such Officers' Certificate shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         7. Ratification of Agreement.  As supplemented by this  Reassignment,
            -------------------------
the Receivables Purchase Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

         8.  Counterparts.  This  Reassignment  may be executed in two or more
             ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         9. GOVERNING LAW. THIS REASSIGNMENT  SHALL BE CONSTRUED IN ACCORDANCE
            -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



         IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officer on the day and year first above written.

                                   FORD CREDIT AUTO RECEIVABLES LLC,
                                   Buyer


                                   By:____________________________________
                                      Name:
                                      Title:

                                   FORD MOTOR CREDIT COMPANY, Seller


                                   By:____________________________________
                                      Name:
                                      Title: